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                                                              Exhibit 10.145A

The printed portions of this form, except (italicized)(differentiated) additions, have been approved by the Colorado Real Estate Commission. (AE41-1-94)

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

                    AGREEMENT TO AMEND/EXTEND CONTRACT

                                                               June 12   , 1998

RE: Contract dated effective May 15  , 1998  between  Eagle Hardware & Garden,
Inc.
                                                                   (Buyer) and
JP Northglenn LLC                                                     (Seller),
relating to the sale and purchase of the following described real estate in the
County of  Adams     , Colorado.


Eagle Hardware site, originally consisting of approximately 10.68 acres in the Marketplace at Northglenn Shopping Center at the NE quadrant of 104th Avenue and Melody Drive in Northglenn, Colorado



known as No. ______________________________________________________(Property).
             Street Address       City       State       Zip


Buyer and Seller hereby agree to amend the aforesaid contract as follows:

N/A  1.  The date for closing and delivery of deed is changed to
         _______________, 19___.
     2.  The date for furnishing commitment for title insurance policy or
         abstract of title is changed to   June 26  , 1998, and has been
         furnished.
N/A  3.  The date for delivering possession of Property is changed to
         _________________________, 19_____.
N/A  4.  The date for approval of new loan is changed to _____________, 19__.
N/A  5.  The date for lender's consent to loan assumption or transfer of
         Property is changed to ________________, 19__.
     6.  Other dates set forth in said contract shall be changed as follows:

         Date for delivery of the ALTA/ACSM is changed to July 26, 1998.



     7.  Additional amendments:  See attached page 2 of 2










All other terms and conditions of said contract shall remain the same. JP Northglenn LLC

By: /s/ Jordon Perlmutter
---------------------------------------  ---------------------------------------
Seller:  Jordon Perlmutter, Manager       Seller

Date of Seller's signature  6/30 , 1998  Date of Seller's signature       , 19
                           ------    --                             ------    --

By: /s/ Paul B. Morris
---------------------------------------  ---------------------------------------
Buyer:  Paul B. Morris, Vice President   Buyer

Date of Buyer's signature  7/7  , 1998   Date of Buyer's signature       , 19
                          ------    --                             ------    --


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                       AGREEMENT TO AMEND/EXTEND CONTRACT
                JP NORTHGLENN LLC/EAGLE HARDWARE & GARDEN, INC.
                                 Page 2 of 2


7.   Additional amendments:

     A. The area of the Property to be purchased is increased to 10.95 acres, more or less.

     B. The legal description of the Property is shown on Exhibit A attached hereto.

     C. The purchase price for the Property, based on the area of 10.95 acres is adjusted to $3,434,270.40.

     D.   Seller agrees to install on the Property:

          1. The two storm sewer lines running in the north/south direction including inlets and connections to the existing box culvert, as shown on Exhibit B, attached hereto; and

          2. The water line running in the north/south direction and the three fire hydrants (with the laterals to the hydrants), as shown on Exhibit B, attached hereto.

          Seller agrees to install such lines and hydrants not later than October 1, 1998. Buyer agrees to reimburse Seller for its out of pocket cost in installing the utilities including a mark-up of 11% to Seller or Seller's affiliated company for its services as general contractor for such work. Such reimbursement is to take place within fifteen (15) days after completion of such work.

     E. The second sentence of Section 4.1 of the Contract is deleted and the following is substituted therefor:

               Buyer's plans shall provide for a minimum of five (5) parking spaces, including handicapped parking and customer load areas, per one thousand (1,000) square feet of retail area calculated on one hundred thirty one thousand four hundred seventy five (131,475) square feet, which is to be the maximum amount of covered enclosed building area to be built on the Property, except that Buyer may additionally have an enclosed greenhouse with a transparent or translucent roof within its garden area, which greenhouse area is not to be included in computing the required number of parking spaces.

8.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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LEGAL DESCRIPTION

EAGLE HARDWARE - THE MARKETPLACE AT NORTHGLENN

A PARCEL OF LAND BEING A PART OF LOT 1, BLOCK 46, NORTH GLENN - FIFTH FILING, A PLAT RECORDED IN THE ADAMS COUNTY RECORDS AT FILE 10, MAP 363, LOCATED IN THE SW 1/4 OF SECTION 10, TOWNSHIP 2 SOUTH, RANGE 68 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF ADAMS, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EASTERLY BOUNDARY OF SAID PLAT WHENCE THE SOUTHEASTERLY CORNER OF SAID LOT 1 BEARS SOUTH 11 DEG. 31' 00" WEST 642.02 FEET;

THENCE NORTH 78 DEG. 26' 13" WEST 141.43 FEET; THENCE NORTH 11 DEG. 25' 16" EAST 190.11 FEET; THENCE NORTH 00 DEG. 07' 00" WEST 138.23 FEET; THENCE SOUTH 89 DEG. 53' 00" WEST 284.00 FEET; THENCE SOUTH 00 DEG. 07' 00" EAST 229.00
FEET; THENCE SOUTH 89 DEG. 53' 00" WEST 270.50 FEET; THENCE NORTH 00 DEG. 07' 00" WEST 711.00 FEET; THENCE NORTH 89 DEG. 53' 00" EAST 270.50 FEET; THENCE NORTH 00 DEG. 07' 00" WEST 33.24 FEET TO A POINT ON THE SOUTHERLY BOUNDARY OF A PARCEL OWNED BY SEARS; THENCE ALONG SAID PARCEL THE FOLLOWING TWO (2)
COURSES:
 1.  SOUTH 89 DEG. 49' 12" EAST 59.04 FEET;
 2.  THENCE NORTH 00 DEG. 07' 00" WEST 6.00 FEET;
THENCE NORTH 89 DEG. 53' 00" EAST 190.96 FEET; THENCE NORTH 00 DEG. 07' 00" WEST 65.00 FEET; THENCE NORTH 89 DEG. 53' 00" EAST 100.00 FEET TO A POINT ON THE EASTERLY BOUNDARY OF SAID PLAT; THENCE ALONG SAID EASTERLY BOUNDARY THE FOLLOWING TWO (2) COURSES:
 1.  SOUTH 00 DEG. 07' 00" EAST 717.93 FEET;
 2.  THENCE SOUTH 11 DEG. 31' 00" WEST 225.76 FEET TO THE POINT OF
BEGINNING, CONTAINING 10.95 ACRES, MORE OR LESS.

BEARINGS ARE BASED ON THE WEST LINE OF NORTH GLENN - FIFTH FILING, BEING NORTH 00 DEG. 01' 30" WEST.

                              PREPARED BY:

                              --------------------------------
                              DUWAYNE M. PHILLIPS   PLS 9329
                              FOR AND ON BEHALF OF
                              ROCKY MOUNTAIN CONSULTANTS, INC.
                              8301 E. PRENTICE AVE. #101
                              ENGLEWOOD, CO  80111
                              (303) 741-6000

                              DATE:
                                    --------------------------


                                                                      EXHIBIT A


                                       EAGLE HARDWARE - NORTHGLENN
                                       RMC 1163.034.00
                                       JUNE 15, 1998 - qjk


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                                                                      EXHIBIT B


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